Exhibit 32.1

SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report (the “Report”) of TCI Solutions, Inc. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof~~.~~ , I, Victor Hamilton, Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2005	By:/s/ Victor Hamilton Victor Hamilton Acting Chief Executive Officer